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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2003

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13063 (Commission File Number)	81-0422894 (IRS Employer Identification No.)
750 Lexington Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)

Registrant's telephone number, including area code (212) 754-2233

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

        Effective January 17, 2003, Scientific Games Corporation's indirect subsidiary, Scientific Games International, Inc. (the "Company") completed the previously announced acquisition of MDI Entertainment, Inc. ("MDI") pursuant to Section 253 of the Delaware General Corporation Law and the merger agreement by and among the Company, MDI and Blue Suede Acquisition Corp. ("Blue Suede") dated as of November 19, 2002, as amended on December 13, 2002 and December 20, 2002 (the "Merger Agreement"). Upon the terms and subject to the conditions thereof, Blue Suede, a wholly owned subsidiary of the Company, commenced a cash tender offer (the "Offer") for all of the issued and outstanding shares of common stock, $.001 par value per share (the "Shares"), of MDI at a purchase price of $1.60 per share.

        On January 9, 2003, the Company acquired 8,616,738 of the outstanding shares of MDI through a successful tender offer of $1.60 per share, in cash. Such shares, along with shares already owned by Blue Suede and the shares to be purchased from MDI's President and CEO, Steven M. Saferin ("Saferin"), pursuant to a separate stock purchase agreement represented a total of approximately ninety-two percent (92%) of MDI's common stock.

        On January 17, 2003, Blue Suede completed the purchase of 3,695,169 shares of MDI common stock from Saferin and certain other transactions contemplated by the terms of the certain Share Purchase Agreement by and among Parent, Blue Suede Acquisition Corp. and Saferin. Under the terms of the Merger Agreement, the remaining shares of MDI common stock were converted into a right to receive $1.60 per share in cash, subject to applicable provisions of Delaware law. The acquisition of the remaining shares was completed through the short form merger of Blue Suede with and into MDI (the "Merger") with MDI surviving as a wholly owned subsidiary of the Company. The description of the terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is incorporated by reference to Schedule TO.

        A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated into this Item 5 by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits:
2.1
Agreement and Plan of Merger, dated as of November 19, 2002, by and among Scientific Games International, Inc., MDI Entertainment, Inc. and Blue Suede Acquisition Corp. (incorporated by reference to MDI's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 20, 2002)
2.1.1
Stock Purchase Agreement, dated as of November 19, 2002, by and among Scientific Games International, Inc., Blue Suede Acquisition Corp. and Steven M. Saferin (incorporated by reference to MDI's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 20, 2002)
2.1.2
Amendment No. 1 to Agreement and Plan of Merger, dated December 13, 2002 by and among Scientific Games International, Inc., Blue Suede Acquisition Corp. and MDI Entertainment, Inc. (incorporated by reference to Scientific Games Corporation's Schedule TO-T/A-1, filed with the Securities and Exchange Commission on December 13, 2002)
2.1.3
Amendment No. 2 to Agreement and Plan of Merger, dated December 20, 2002 by and among Scientific Games International, Inc., Blue Suede Acquisition Corp. and MDI Entertainment, Inc. (incorporated by reference to Scientific Games Corporation's Schedule TO-T/A-2, filed with the Securities and Exchange Commission on December 20, 2002)
99.1
Press release issued January 22, 2003 announcing completion of the Merger (incorporated by reference to Scientific Games Corporation's Schedule TO-T/A-5 filed with the Securities and Exchange Commission on January 22, 2003)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION
	By:	/s/ DEWAYNE E. LAIRD Name: DeWayne E. Laird Title: Vice President & Chief Financial Officer
Dated: January 24, 2003

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of November 19, 2002, by and among Scientific Games International, Inc., MDI Entertainment, Inc. and Blue Suede Acquisition Corp. (incorporated by reference to MDI's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 20, 2002)
2.1.1
Stock Purchase Agreement, dated as of November 19, 2002, by and among Scientific Games International, Inc., Blue Suede Acquisition Corp. and Steven M. Saferin (incorporated by reference to MDI's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 20, 2002)
2.1.2
Amendment No. 1 to Agreement and Plan of Merger, dated December 13, 2002 by and among Scientific Games International, Inc., Blue Suede Acquisition Corp. and MDI Entertainment, Inc. (incorporated by reference to Scientific Games Corporation's Schedule TO-T/A-1, filed with the Securities and Exchange Commission on December 13, 2002)
2.1.3
Amendment No. 2 to Agreement and Plan of Merger, dated December 20, 2002 by and among Scientific Games International, Inc., Blue Suede Acquisition Corp. and MDI Entertainment, Inc. (incorporated by reference to Scientific Games Corporation's Schedule TO-T/A-2, filed with the Securities and Exchange Commission on December 20, 2002)
99.1
Press release issued January 22, 2003 announcing completion of the Merger (incorporated by reference to Scientific Games Corporation's Schedule TO-T/A-5 filed with the Securities and Exchange Commission on January 22, 2003)

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX